Note 9: Borrowings and Lines of Credit	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 9: Borrowings and Lines of Credit

Note 9: Borrowings and Lines of Credit

(Dollars in millions)	2012	2011
Short-term borrowings:
Commercial paper	$320	$455
Other borrowings	183	175
Total short-term borrowings	$503	$630

At December 31, 2012, we had revolving credit agreements with various banks permitting aggregate borrowings of up to $4 billion pursuant to a $2 billion revolving credit agreement and a $2 billion multicurrency revolving credit agreement, both of which expire in November 2016. As of December 31, 2012, there were no borrowings under either of these revolving credit agreements. The undrawn portions of these revolving credit agreements are also available to serve as backup facilities for the issuance of commercial paper. As of December 31, 2012, our maximum commercial paper borrowing authority as set by our Board of Directors was $4 billion. We generally use our commercial paper borrowings for general corporate purposes, including the funding of potential acquisitions and repurchases of our common stock.

The weighted-average interest rates applicable to short-term borrowings outstanding at December 31, 2012 and 2011 were 0.9% and 1.5%, respectively. At December 31, 2012, approximately $1.7 billion was available under short-term lines of credit with local banks at our various domestic and international subsidiaries.

On April 24, 2012, we entered into a term loan credit agreement with various financial institutions that provides for a $2 billion unsecured term loan facility due December 31, 2012. On July 26, 2012 we borrowed the full $2 billion available under this facility to partially finance the cash consideration of the Goodrich acquisition and pay related fees, expenses and other amounts due and payable by UTC as a result of the acquisition. The outstanding principal balance under this term loan credit agreement was prepaid in two equal payments on November 5 and December 5, 2012.

On June 1, 2012, we issued a total of $9.8 billion of long-term debt, which is comprised of $1.0 billion aggregate principal amount of 1.200% notes due 2015, $1.5 billion aggregate principal amount of 1.800% notes due 2017, $2.3 billion aggregate principal amount of 3.100% notes due 2022, $3.5 billion aggregate principal amount of 4.500% notes due 2042, $1.0 billion aggregate principal amount of three-month LIBOR plus 0.270% floating rate notes due 2013, and $0.5 billion aggregate principal amount of three-month LIBOR plus 0.500% floating rate notes due 2015. We utilized the net proceeds of these notes of approximately $9.6 billion to partially finance the cash consideration of the Goodrich acquisition and pay related fees, expenses and other amounts due and payable by UTC as a result of the acquisition. The three-month LIBOR rate as of December 31, 2012 was approximately 0.3%.

On June 18, 2012, we issued 22,000,000 equity units and received approximately $1.1 billion in net proceeds. Each equity unit has a stated amount of $50 and initially is in the form of a corporate unit consisting of (a) a freestanding stock purchase contract under which the holder will purchase from us on August 1, 2015, a number of shares of our common stock determined pursuant to the terms of the agreement and (b) a 1/20, or 5.0%, undivided beneficial ownership interest in $1,000 principal amount on our 1.55% junior subordinated notes due 2022. Holders of the equity units are entitled to receive quarterly contract adjustment payments at a rate of 5.95% per year of the stated amount of $50 per equity unit, subject to our right to defer such payments. We used the net proceeds of the equity units to partially finance the cash consideration of the Goodrich acquisition and pay related fees, expenses and other amounts due and payable by UTC as a result of the acquisition.

The net proceeds from the sale of the equity units were allocated between the purchase contracts and the notes in our financial statements based on the underlying fair value of each instrument at the time of issuance taking into consideration the contract adjustment payments. The fair value of the purchase contracts is expected to approximate the present value of the contract adjustment payments and was recorded as a reduction to Common Stock, with an offsetting credit to liabilities. This liability will be accreted over three years through interest charges to the statement of operations based on a constant rate calculation. The purchase contracts are reflected in our diluted earnings per share calculations using the treasury stock method.

To finance the remainder of the cash consideration of the Goodrich acquisition and pay related fees, expenses and other amounts due and payable, we utilized $3.2 billion from the issuance of commercial paper and approximately $0.5 billion of cash and cash equivalents generated from operating activities. In addition, as a result of the Goodrich acquisition, we assumed $3.0 billion of debt, including an adjustment of $600 million to increase the value of long-term debt assumed to its fair market value. Details of the debt assumed are included in the long-term debt table below.

On July 26, 2012, upon completing the Goodrich acquisition, we terminated the bridge credit agreement, initially entered into as of November 8, 2011, with various financial institutions that had provided for a $15 billion unsecured bridge loan facility which was available to partially fund the cash consideration of the Goodrich acquisition and pay related fees, expenses and other amounts due and payable by UTC as a result of the acquisition. See Note 2 for further details regarding the completion of the Goodrich acquisition.

On December 6, 2012, we announced that we had commenced cash tender offers for six series of outstanding notes issued by Goodrich. These offers expired on January 7, 2013. Holders validly tendering their notes by December 19, 2012 received consideration determined by reference to a fixed spread over the yield to maturity (or, in the case of one series, yield to call) of the applicable U.S. Treasury security with the same maturity, plus an early tender payment of $30 per $1,000 principal amount of notes accepted for purchase. Holders validly tendering their notes after December 19, 2012 but prior to January 8, 2013 received consideration determined by reference to a fixed spread over the yield to maturity (or, in the case of one series, yield to call) of the applicable U.S. Treasury security with the same maturity. A total of $635 million principal amount of all notes subject to the tender offer and $126 million of the fair value adjustment were repaid, including approximately $30.6 million principal amount of the 2018 notes, approximately $129 million principal amount of the 2020 notes, approximately $305.2 million principal amount of the 2021 notes, approximately $9.1 million principal amount of the 2027 notes, approximately $120.2 million principal amount of the 2036 notes, and approximately $40.8 million principal amount of the 2038 notes. The effective interest rate on these notes was between 3.6% and 7.1%. The extinguishment loss was approximately $26 million and was recognized within Interest expense, net.

Long-term debt consisted of the following:

(Dollars in millions)	2012	2011
LIBOR plus 0.270% floating rate notes due 2013	$1,000	$-
LIBOR plus 0.500% floating rate notes due 2015	500	-
1.200% notes due 2015*	1,000	-
4.875% notes due 2015*	1,200	1,200
6.290% notes due 2016***	291	-
5.375% notes due 2017*	1,000	1,000
1.800% notes due 2017*	1,500	-
6.800% notes due 2018***	99	-
6.125% notes due 2019***	300	-
6.125% notes due 2019*	1,250	1,250
8.875% notes due 2019	272	272
4.500% notes due 2020*	1,250	1,250
4.875% notes due 2020***	171	-
3.600% notes due 2021***	295	-
8.750% notes due 2021	250	250
3.100% notes due 2022*	2,300	-
1.550% junior subordinated notes due 2022**	1,100	-
7.100% notes due 2027***	141	-
6.700% notes due 2028	400	400
7.500% notes due 2029*	550	550
5.400% notes due 2035*	600	600
6.050% notes due 2036*	600	600
6.800% notes due 2036***	134	-
7.000% notes due 2038***	159	-
6.125% notes due 2038*	1,000	1,000
5.700% notes due 2040*	1,000	1,000
4.500% notes due 2042*	3,500	-
Project financing obligations	100	127
Other debt (including capitalized leases)***	403	131
Total principal long-term debt	22,365	9,630
Other (fair market value adjustments)***	353	-
Total long-term debt	22,718	9,630
Less current portion	(1,121)	(129)
Long-term portion	$21,597	$9,501

*        We may redeem the above notes, in whole or in part, at our option at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount of the notes to be redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed, discounted to the redemption date on a semiannual basis at the adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.

**       The junior subordinated notes are redeemable at our option, in whole or in part, on a date not earlier than August 1, 2017. The redemption price will be the principal amount, plus accrued and unpaid interest, if any, up to but excluding the redemption date. We may extend or eliminate the optional redemption date as part of a remarketing of the junior subordinated notes which could occur between April 29, 2015 and July 15, 2015 or between July 23, 2015 and July 29, 2015.

***        Includes notes and remaining fair market value adjustments that were assumed as a part of the Goodrich acquisition on July 26, 2012.

The project financing obligations noted above are associated with the sale of rights to unbilled revenues related to the ongoing activity of an entity owned by UTC Climate, Controls and Security. The percentage of total short-term borrowings and long-term debt at variable interest rates was 9% and 7% at December 31, 2012 and 2011, respectively. Interest rates on our commercial paper borrowings are considered variable due to their short-term duration and high-frequency of turnover.

The schedule of principal payments required on long-term debt for the next five years and thereafter is:

(Dollars in millions)
2013	$1,121
2014	40
2015	2,733
2016	320
2017	2,521
Thereafter	15,630
Total	$22,365

We have an existing universal shelf registration statement filed with the Securities and Exchange Commission (SEC) for an indeterminate amount of securities for future issuance, subject to our internal limitations on the amount of securities to be issued under this shelf registration statement.